Fees Summary	Oct. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,187,500.00
Previously Paid Amount	0.00
Total Fee Amount	3,340.30
Total Offset Amount	0.00
Net Fee	$ 3,340.30